PLACEMENT AGENT AGREEMENT

                                 April 13, 1998


Sanders Morris Mundy Inc.
3100 Chase Tower
Houston, Texas  77002

Dear Sirs:

         1. Introductory. Capital Title Group, Inc., a Delaware corporation (the "Company"), proposes to sell 3,703,703 shares (the "Shares") of its Common Stock, $.001 par value (the "Common Stock") at a purchase price of $1.35 per share.

         2.   Representations  and  Warranties  of  the  Company.   The  Company
represents, warrants, and agrees that:

               (i) A Private Placement Memorandum dated April 13, 1998 (the "Memorandum"), with respect to the Common Stock, copies of which have heretofore been delivered to you, has been prepared by the Company.

               (ii) At the date of the Memorandum, the Memorandum did not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading; at all times subsequent thereto up to and including the Closing Date (as hereinafter defined) neither the Memorandum, nor any amendment or supplement thereto, will include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading; and neither the Memorandum nor any supplemental written sales material supplied or approved in writing by the Company (when read in conjunction with the Memorandum, whether designated only for broker-dealer use or otherwise) will include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading; provided, however, that the foregoing representations, warranties, and agreements shall not apply to information contained in or omitted from the Memorandum, any such amendment or supplement or supplemental sales material in reliance upon, and in conformity with, information furnished to the Company by you specifically for use in the preparation thereof.

               (iii) Subsequent to the respective dates as of which information is given in the Memorandum, and except as set forth or contemplated in the Memorandum, including the financial statements and the notes thereto,(a) neither the Company nor any subsidiary of

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          the Company  (individually,  a "Subsidiary")  and,  collectively,  the
          "Subsidiaries") has incurred any material liabilities or obligations, direct or contingent, which are required to be reflected or reserved in a balance sheet or the notes thereto under generally accepted accounting principles, but which are not reflected in the Exchange Act Documents, nor entered into any material transactions, except in either case in the ordinary course of business, (b) there has not been any material adverse change, or to the knowledge of the Company, any development involving a prospective material adverse change (so far as
          the  Company  may  now  foresee),   in  the  condition  (financial  or
          otherwise), business, prospects, or results of operations of the Company and the Subsidiaries or any change in the capital or increase in the long-term debt of the Company, (c) neither the Company nor any Subsidiary has sustained any material loss, including, but not limited to any loss on account of theft, fire, flood, explosion, accident or other calamity, whether or not insured, which has materially and adversely interfered, or may materially and adversely interfere, with the operation of the Company's or any Subsidiary's business, (d) to the best knowledge of the Company, no event, condition or state of facts, including, without limitation, the enactment, adoption or promulgation of any law, rule or regulation, has occurred, which
          materially   and  adversely  does  or  would  affect  the  results  of
          operations or the business or financial condition of the Company or any Subsidiary, (e) the Company has not declared, paid, or made any dividend or distribution of any kind on its capital stock, and (f) to the Company's knowledge there has not been any material change in the ownership of the capital stock of the Company. As of the date hereof, the Company has no dividends declared but not paid or in arrears.

               (iv) The financial statements, together with the related notes, set forth in the Memorandum and the Exchange Act Documents (as defined below) fairly present, on the basis stated therein and on the date of the Memorandum or the date of the respective Exchange Document, the financial position of the Company and its consolidated Subsidiaries at the respective dates therein specified and their consolidated results of operations and cash flows for the periods then ended, subject to, in the case of financial statements respecting interim periods, normal year-end adjustments. To the best knowledge of the Company, such statements and related notes have been prepared in accordance with generally accepted accounting principles applied on a consistent basis except as may be set forth in the Memorandum.

               (v) Ernst & Young LLP, which has expressed its opinion on the audited financial statements of the Company included in the Memorandum, are, with respect to the Company, independent public accountants within the meaning of the Securities Act of 1933, as amended (the "1933 Act") and the rules and regulations promulgated thereunder (the "Rules and Regulations").

               (vi) All action required to be taken by the Company as a condition to the due and proper authorization, issuance, sale, and delivery of the Common Stock of the Company to subscribers therefor in accordance with the terms of this Agreement, and the

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          Memorandum has been, or prior to the Closing Date (as herein defined), will have been, taken; and upon the payment of the consideration for the Common Stock specified in the Memorandum, the Common Stock will be duly and validly issued, fully paid and non- assessable.

               (vii) The Company has been duly organized and is validly existing and in good standing as a corporation under the laws of the State of Delaware, with power and author ity (corporate and other) to own or lease its properties and to conduct its business as described in the Exchange Act Documents; each of the Subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own or lease its properties and to conduct its business as described in the Exchange Act Documents; the Company and each of the Subsidiaries are duly qualified to do business and in good standing as foreign corporations in all other jurisdictions in which their ownership or leasing of properties, or the conduct of their business requires or may require such qualification where the failure to be so qualified would have a material adverse effect on the Company; the Company and the Subsidiaries are in possession of and operating in compliance in all material respects with all franchises, grants, authorizations, licenses, permits, easements, consents, certificates, and orders required for the conduct of their business as described in the Exchange Act Documents, where the failure to possess or comply therewith would have a material adverse effect upon the Company's consolidated condition (financial or otherwise), business, or results of operations of the Company and the Subsidiaries taken as a whole

               (viii) At April 1, 1998, the authorized, issued, and outstanding shares of capital stock of the Company are as follows:

                                 Par                Shares             Shares
            Title               Value            Authorized         Outstanding
            -----               -----            ----------         -----------
         Common Stock          $0.001            50,000,000          12,168,029

               The outstanding shares of Common Stock of the Company are duly authorized, validly issued, fully paid, and non-assessable, with no personal liability attaching to the ownership thereof, except for personal liability that may attach to shareholders pursuant to Section 164 of the Delaware General Corporation Law (the "DGCL"). Except as set forth on Schedule 2(viii) attached hereto or in the Memorandum, the Company has not granted or issued, or agreed to grant or issue, any options, warrants or similar rights to acquire or receive any of the authorized but unissued shares of its capital stock or any securities convertible into shares of its capital stock. No person holds of record or, to the best of the Company's knowledge, beneficially, 5% or more of the outstanding shares of the capital stock of the Company except as set forth in the Memorandum. Except as set forth above or in the Memorandum, there are no outstanding agreements or understandings

                                      - 3 -
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          to which the Company is a party with respect to the sale of any shares of the Common Stock of the Company. The capital stock of the Company conforms in all material respects to the description thereof contained in the Memorandum.

               (ix) Except as disclosed in the Memorandum, there are no legal or governmental proceedings pending to which the Company or a Subsidiary is a party or of which any of its properties are the subject, which, if determined adversely to the Company or a Subsidiary, would individually or in the aggregate result in a material adverse change in the condition (financial or otherwise), business or results of operations of the Company and its Subsidiaries taken as a whole; and, to the best knowledge of the Company after due inquiry, no such proceedings are threatened, except as set forth in the Memorandum.

               (x) Neither the Company nor any Subsidiary is in violation of its certificate of incorporation or bylaws, and is not in default, or with the giving of notice or lapse of time or both, would not be in default, in the performance of any material obligation, agreement, or condition contained in any lease, license, material contract, indenture, or loan agreement or in any bond, debenture, note, or any other evidence of indebtedness, except for such defaults as would not have a material adverse effect on the Company and the Subsidiaries taken as a whole. The execution, delivery and performance of this Agreement, the incurrence of the obligations herein and the consummation of the transactions contemplated herein will not conflict with or result in a breach of, or default under, the certificate of incorporation or bylaws of the Company, or any material loan agreement, mortgage, deed of trust, indenture, or other agreement or instrument to which the Company or any Subsidiary is a party or by which it is bound, except to the extent that the same have been, or prior to the Closing Date will be, waived or cured, or, to the best knowledge of the Company, any material law, statute, order, rule, administrative regulation, or decree of any court, or governmental agency or body having jurisdiction over the Company or any Subsidiary or their properties or result in the creation or imposition of any material lien, charge, claim, or encumbrance upon any property or asset of the Company or any Subsidiary.

               (xi) There are no pre-emptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any such shares of Common Stock pursuant to the Company's certificate of incorporation, by-laws, or any agreement or other instrument to which the Company is a party, except as set forth in the Memorandum. The offering or sale of the Common Stock as contemplated in this Agreement will not give rise to any rights for or relating to the registration of any such shares of Common Stock other than the registration rights of the holders of Common Stock and the Warrant (as hereinafter defined) to be issued to you as provided in Section 4(h) hereof.

               (xii) This Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Company and constitutes a legal, valid, and binding
          obligation  of  the  Company   enforceable   against  the  Company  in
          accordance with its terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, rearrangement, liquidation, conservatorship, receivership, or similar laws relating to or affecting creditors' rights generally and except as enforceability of the indemnity and contribution provisions contained in Section 6 may be limited by applicable law or principles of public policy.

               (xiii) Except as otherwise  stated in the  Memorandum  (including the financial statements and notes thereto included therein), the Company and each of its Subsidiaries has good title, free and clear of all liens and encumbrances, to all of the personal property referred to in the Memorandum as being owned by it except liens and encumbrances that are not material in the aggregate and do not materially interfere with the conduct of the business of the Company and the Subsidiaries, and, except as otherwise stated in the Memorandum, has valid and binding leases to the real and/or personal property described in the Memorandum as under lease to it with such exceptions as do not materially interfere with the conduct of the business of, or the use of such property by, the Company or any Subsidiary.

               (xiv) Neither the Company nor any Subsidiary is in violation of any law, ordinance, governmental rule, regulation, or permit, or court decree to which it may be subject and has not failed to obtain any license, permit, franchise, or other governmental authorization necessary to the ownership of its property or to the conduct of its business, which violation or failure to obtain would have any material adverse effect on the condition (financial or other), properties or results of operations of the Company and its Subsidiaries taken as a whole.

               (xv) No consent, approval, authorization or order of any court or governmental authority or agency is required for the consummation by the Company of the transactions contemplated by this Agreement, except such as may be required by the National Association of Securities Dealers, Inc., the 1933 Act or the Rules and Regulations or state securities or Blue Sky laws.

               (xvi) Except as described in Schedule 2(xvi) hereto or in the Memorandum, the Company has not made during the past six months, and will not make throughout the Offering Period (as herein defined) or during the six-month period commencing on the Closing Date, any offer to sell any security to be issued by it or any security issued or to be issued by any other corporation, partnership, or similar entity formed or to be formed by it, which security is of the same or a similar class as the Common Stock or the Common Stock of the Company, other than offers of securities under an employee benefit plan as defined in Rule 405 under the 1933 Act, securities issued in connection with the Warrant, securities issued in connection with acquisitions, or other securities that will not invalidate the exemption from registration relied on to offer and sell the Common Stock.

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               (xvii) All  reports  and  statements  required to be filed by the
          Company under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder, due at or prior to the date of this Agreement have been made. Such filings, together with all documents incorporated by reference therein, are referred to as "Exchange Act Documents." Each Exchange Act Document conformed in all material respects at the time of its filing to the requirements of the Exchange Act and the rules and regulations thereunder, and no Exchange Act Document includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (xviii) Except as indicated in Schedule 2(xviii) attached hereto, each of the Company and the Subsidiaries has filed all United States federal, state, county, local and foreign national, provincial and local returns and reports which were required to be filed on or prior to the date herein in respect of all income, withholding, franchise, payroll, excise, property, sales, use, value-added or other taxes or levies, imposts, duties, license and registration fees, charges, assessments or withholdings of any nature whatsoever (together, "Taxes"), and has paid all Taxes (and any related penalties, fines and interest) which have become due pursuant to such returns or reports or pursuant to any assessment which has become payable, or, to the extent its liability for any Taxes (and any related penalties, fines and interest) has not been fully discharged, adequate reserves therefor have been established. All such returns and reports filed on or prior to the date hereof have been properly prepared and are true, correct (and to the extent such returns reflect judgments made by the Company or a Subsidiary, as the case may be, such judgments were reasonable under the circumstances) and complete in all material respects.

               (xix) Except as set forth in Schedule 2(xix) attached hereto, since December 31, 1997, each of the Company and the Subsidiaries has conducted its business, maintained its real property and equipment and kept its books of account, records and files, substantially in the same manner as previously conducted, maintained or kept and solely in the ordinary course.

         3. Representations and Warranties of Sanders Morris Mundy. You represent and warrant to, and agree with, the Company that:

               (i) You have been duly organized and are validly existing and in good standing as a corporation under the laws of the State of Texas, with power and authority (corporate and other) to perform your obligations under this Agreement; you are a broker-dealer registered and in good standing under the Securities Exchange Act of 1934, as amended, and under the securities or Blue Sky laws of each state in which the Shares are being offered or sold by you, and you are a member in good standing of the National Association of Securities Dealers, Inc.; you are in possession of and operating in compliance

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          with all authorizations, licenses, permits, consents, certificates and orders required for the performance of your duties under this Agreement.

               (ii) There are no legal or governmental proceedings pending to which you are a party or of which any of your properties is the subject, which, if determined adversely to you, would individually or in the aggregate materially and adversely affect your ability to perform your obligations under this Agreement.

               (iii) There are no facts or circumstances relating to your directors or officers which would give rise to a prohibition or restriction under the terms of Rule 502(b)(2)(iii) adopted under the 1933 Act.

               (iv) This Agreement has been duly and validly authorized, executed and delivered by you or on your behalf and constitutes your legal, valid, and binding obligation enforceable against you accordance with its terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, rearrangement, liquidation, conservatorship, receivership, or similar laws relating to or affecting creditors' rights generally and except as enforceability of the indemnity and contribution provisions contained in Section 6 may be limited by applicable law or principles of public policy.

               (v) No consent, approval, authorization or order of any court or governmental authority or agency is required for the performance by you of your obligations under this Agreement, except such as may be required by the National Association of Securities Dealers, Inc. or under Regulation D or state securities or Blue Sky laws.

         4. Offering and Sale of Common Stock. (a) On the basis of the representations, warranties, and covenants herein contained, but subject to the terms and upon the conditions herein set forth, you are hereby appointed the exclusive selling agent of the Company during the term herein specified (the "Offering Period") for the purpose of finding subscribers for the Shares, on a best-efforts all-or-none basis for the account of the Company through a private offering (the "Offering") to an unlimited number of "accredited investors" (as such term is defined in the Rules and Regulations) and up to 35 investors who are not accredited investors. Subject to the perfor mance by the Company of all its obligations to be performed hereunder, and to the completeness and accuracy of all the representations and warranties contained herein, you hereby accept such agency and agree on the terms and conditions herein set forth to use your best efforts during the Offering Period to find subscribers for the Common Stock at a price of $1.35 per share. Your agency hereunder, which is terminable as provided in Section 10 hereof, shall continue until not later than May 4, 1998; provided that such termination date (the "Termination Date") may be extended up to and including until May 19, 1998, by mutual agreement of the parties.

         (b) In connection with the performance of your obligations under this Agreement, you may engage, for the account of the Company, the services of one or more broker-dealers ("Addi tional Agents") who are members of the National Association of Securities Dealers, Inc. and who are acceptable to the Company, and, as compensation for their services, shall pay to such Addi tional Agents an amount to be negotiated between you and such Additional Agents. Such amount will be paid to the Additional Agents by you only out of the commissions received by you in respect of sales of Common Stock as described in paragraph (f) of this
Section 4, and the Company shall have no obligation to any Additional Agent respecting any such payment. The arrangements, if any, between the Company, you, and any Additional Agent shall be set forth in an Additional Agent Agreement ("Additional Agent Agreement"), which shall provide, among other things, that such Additional Agent shall be deemed to have agreed to the matters set forth herein as if the Additional Agent were a signatory hereof. Nothing contained in this Agreement or in the Additional Agent Agreement shall be deemed to constitute the Additional Agents, if any, as your agents, and you shall not be liable to the Company in respect of the performance by the Additional Agents, if any, of any representations, warranties or covenants of such Additional Agents contained herein or in the Additional Agent Agreement.

         (c) Each subscriber must complete and execute a copy of the Subscription Agreement. Upon receipt, you shall hold the Subscription Agreements for safekeeping and deposit all funds delivered to you into a segregated subscription escrow account as described in the Memorandum.

         (d) In the event that subscriptions for a minimum of 3,703,703 shares of Common Stock shall not have been received and accepted by the Company by the Termination Date, all funds received from subscribers (if any) shall be returned in full, and your agency and this Agreement shall terminate without obligation on your part or on the part of the Company, except as provided in Sections 6 and 7 hereof.

         (e) If, by the Termination Date or such earlier time as may be agreed upon by you and the Company, you have received subscriptions for all of the Shares, you shall notify the Company of the aggregate amount of Common Stock for which you have received subscriptions. Payment of the purchase price for the Common Stock for which you have found subscribers, and delivery, with respect to each subscriber for Common Stock, of a copy of a Subscription Agreement signed by such subscriber, shall then be made at the offices of Sanders Morris Mundy, 3100 Chase Tower, Houston, Texas 77002 or such other place as shall be agreed upon between you and the Company, at 10:00 A.M., Houston Time, on the fifth full business day after the day on which you so notify the Company of the amount of Common Stock subscribed for, or such other day and time (not later than ten business days thereafter) as shall be agreed upon between you and the Company (the "Closing Date"), in accordance with the terms and provisions of the Escrow Agreement dated as of April 13, 1998, among you, the Company, and Sterling Bank.

         (f) As compensation for your services, a cash commission will be paid to you with respect to subscriptions received by you as to which the payments and deliveries provided for in this Section 4 are made at the Closing Date equal to 6.0% of the purchase price of each share of Common Stock. In addition, the Company agrees to pay you $50,000 as a non-accountable expense allowance and, in addition, to reimburse you for your reasonable expenses in accordance with

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
Section 6 hereof. Such commissions and non-accountable expense allowance shall be paid to you on the Closing Date by bank wire transfer payable in Federal Funds (same day funds).

         (g) Neither you, the Company, nor any Additional Agent shall, directly or indirectly, pay or award any finder's fees, commissions or other compensation to any person engaged by a potential investor for investment advice as an inducement to such advisor to advise the purchase of Common Stock; provided, however, that, subject to Section 4(b), normal sales commissions payable to a registered broker-dealer or other properly licensed person for selling Common Stock shall not be prohibited hereby.

         (h) If the Offering closes, as further consideration for your services hereunder, the Company will issue to you on the Closing Date a stock purchase warrant (the "Warrant") in the form attached hereto as Exhibit II granting you the right to purchase from the Company for a period of three years 308,642 shares of Common Stock for a cash consideration per share equal to $1.62 subject to standard antidilution adjustments. The Warrant shall be deemed fully earned upon its issuance.

         (i) You will prepare and file such statements and reports as are or may be required to enable the Common Stock to be qualified for sale under the securities laws of such jurisdictions as you may designate.

         (j) You will advise the Company if you become aware of any material change in the facts and circumstances subsequent to the date of the Memorandum relating to the offer and sale of the Common Stock, as described in the Memorandum.

         (k) You will not make a general solicitation with respect to the Offering.

         5. Covenants and Agreements of the Company. The Company covenants and agrees with you that:

         (a) Neither the Company nor any of its Subsidiaries will, prior to the Closing Date incur any material liability or obligation, direct or contingent, or enter into any material transaction, other than in the ordinary course of business, except as contemplated by the Memorandum. The Company will not declare or pay any dividend or make any distribution on the Common Stock payable to shareholders of record on a date prior to the Closing Date.

         (b) The Company will use the net proceeds received by it from the sale of the Common Stock in the manner specified in the Memorandum under the caption "Use of Proceeds."

         (c) If at any time after the date of the Memorandum and prior to the Termination Date, any event relating to or affecting the Company occurs as a result of which the Memorandum would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Company will promptly notify you thereof and will prepare an amended or supplemented offering memorandum which will correct such statement or omission. For purposes of this para graph (a), the Company will furnish such information with respect to itself as you may from time to time reasonably request.

         (d) It will deliver to you, at or before the date hereof, an original of the Memorandum suitable for duplication by you, including such financial statements. It will deliver to you, from time to time until the Termination Date, an original of such amendments or supplements to the Memorandum that may be prepared by the Company suitable for duplication by you.

         (e) It will cooperate with you to enable the Common Stock to be qualified for sale under the securities laws of such jurisdictions as you may designate, subject to approval by the Company, and at your request will make such applications and furnish such information as may be required of it for that purpose; provided, however, that it shall not be required to qualify to do business or to file a general consent to service of process in any such jurisdiction. It will, from time to time, prepare and file such statements and reports as are or may be required to continue such qualifications in effect for so long a period as you may reasonably request for the distribution of the Common Stock.

         (f) It will file all reports required by Regulation D with regard to sales of the Common Stock and use of the proceeds therefrom; provided that you provide all information as to purchasers of the Common Stock required for such filings.

         (g) For a period of three years from the Closing Date, the Company will deliver to you (i) copies of the financial statements furnished by the Company to stockholders and each other report furnished by the Company to stockholders,
(ii) as soon as they are available, copies of any other reports (financial or other) which the Company shall publish or otherwise make generally available to the Company's security holders as such and (iii) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission.

         (h) The Company agrees to nominate for election as a director of the Company one individual designated by you for so long as purchasers of the Common Stock offered and sold pursuant to Section 4(a) of this Agreement retain, in the aggregate, at least 50% of the aggregate number of shares of Common Stock offered and sold pursuant to Section 4(a).

         (i) The Company will not offer or sell any securities of the Company that are of the same or a similar class as the Common Stock offered and sold pursuant to this Agreement for a period of six months after the Closing Date, other than those offers or sales of securities under an employee benefit plan as defined in Rule 405 under the 1933 Act, unless the Company provides you with an opinion of counsel acceptable to you that any such offer or sale will not be integrated with the offering of the Common Stock pursuant to this Agreement for purposes of the exemptions under Regulation D and the condition contained in Rule 502(a) of Regulation D.

         (j) The Company will cause each of Donald R. Head, Andrew A. Johns, Theo F. Lamb, and Rudy R. Miller to deliver to you on or before the Closing Date an agreement satisfactory in form and substance to you, whereby each agrees, for a period of one year after the Closing Date, not to sell, offer or otherwise dispose of any shares of Common Stock without your prior written consent ("Lock-Up Letters"); provided, however, that Messrs Head, Johns, and Lamb may sell up to five percent of the shares of Common Stock that they currently own and Mr. Miller may sell up to 25% of the shares that he currently owns without your consent. In addition, during the lock-up period, Messrs. Head, Johns, Lamb, and Miller may sell their shares on a pro rata basis with other selling shareholders, if any, in any underwritten public offering, subject to the discretion of the underwriters in any such offering to limit the shares of selling shareholders that may be sold in such offering.

         (k) The Company agrees that, until the Company has successfully completed an underwritten public offering of Common Stock pursuant to which the Company realizes proceeds of at least $12,000,000 and the price to the public is at least $5.00 per share (a "Qualified Offering"), the number of shares of the Common Stock collectively issued or issuable by the Company as incentive compensation, directly or pursuant to the grant and exercise of options or warrants, to its employees (both full and part-time), directors, consultants, agents (excluding you), or any others persons under any plan, agreement, or otherwise will not, in the aggregate, exceed 2,770,000 without your written consent. In addition, the issuance of such shares, options, or warrants will be subject to the following limitations: (i) no more than 30,000 shares shall be issued to employees of each new branch office opened in Arizona subsequent to the Closing Date, (ii) no more than 150,000 shares shall be issued to employees located in each new county in California in which the Company opens an office subsequent to the Closing Date (provided that the relocation of an existing office shall not be considered the opening of a new office), and (iii) no more than 50,000 shares shall be issued for any other purpose. The Company agrees that no shares issued pursuant to this paragraph (k) will be issued or issuable at a per share price less than the greater of $2.50 or Current Market Value except for up to 150,000 shares to be issued in connection with the Company's proposed expansion into San Diego County, California which may be issued at a price of not less than $2.00.

         (l) The Company hereby grants you a right of first refusal to act as, at least, co-manager on the next succeeding offering by the Company of its securities commenced within the 24 months following the Closing Date. The foregoing right of first refusal shall not apply if, in the reasonable judgment of counsel for the lead underwriter selected by the Company, your inclusion as an underwriter would cause the offering to violate applicable rules and regulations of federal or state governmental agencies, including the Corporate Financing Rules of the National Association of Securities Dealers, Inc. Notwithstanding the foregoing, the Company shall not be required to employ any specific underwriter that you suggest that is not acceptable to the Company nor shall you be required to co-manage any offering with an underwriter suggested by the Company that is not acceptable to you.

         (m) The Company hereby also grants to the purchasers of the Common Stock offered pursuant to Section 4(a) hereof (individually a "Purchaser" and , collectively, the "Purchasers") a pre-emptive right to purchase any and all additional shares of Common Stock, or securities convertible into or containing an option or warrant to purchase Common Stock ("Derivative Securities"), as may hereafter be issued from time to time by the Company (including shares of Common Stock or Derivative Securities offered, sold, or granted to officers and employees of the Company) if such shares are offered and/or sold for a purchase price or such Derivative Securities have a conversion or exercise price that is less than the lesser of (i) $1.35 per share or (ii) the Current Market Price of the Common Stock. Such pre-emptive rights shall exist with respect to shares of Common Stock originally authorized, shares hereafter authorized, or treasury shares, but shall not exist with respect to: (a) shares of Common Stock issued by the Company in a firm commitment underwritten offering, (b) shares of Common Stock issued by the Company upon the exercise or conversion of currently outstanding Derivative Securities, or (c) shares of Common Stock issued by the Company upon the exercise of stock options permitted under paragraph (k) above.

         Each Purchaser shall be entitled to purchase the number of shares of Common Stock equal to the number of shares of Common Stock offered by the Company multiplied by a fraction the numerator of which is the number of shares of Common Stock owned by the Purchaser and the denominator of which is 3,703,703. The Board of Directors of the Company shall establish the price, terms, and conditions on which such pre-emptive rights may be exercised on an equitable basis. Adjustments may be made in the number of shares offered to each holder in order to eliminate fractional shares. The time of expiration of pre-emptive rights may be established by the Board of Directors but each holder shall have a minimum of 45 days in which to consider exercising his or her pre-emptive right.

         The foregoing pre-emptive right shall terminate on the date that the Company successfully completes a Qualified Offering.

         (n) The "Current Market Price" as used in this Agreement shall mean, as of any date, 5% of the sum of the average, for each of the 20 consecutive Trading Days immediately prior to such date, of either: (i) the high and low sales prices of the Common Stock on such Trading Day as reported on the composite tape for the principal national securities exchange on which the Common Stock may then be listed, or (ii) if the Common Stock shall not be so listed on any such Trading Day, the high and low sales prices of Common Stock in the over-the-counter market as reported by the Nasdaq National Market, or (iii) if the Common Shares shall not be included in the Nasdaq National Market on any such Trading Day, the representative bid and asked prices at the end of such Trading Day in such market as reported by the Nasdaq Stock Market or (iv) if there be no such representative prices reported by the Nasdaq Stock Market, the lowest bid and highest asked prices at the end of such Trading Day in the over-the-counter market as reported on the OTC Electronic Bulletin Board or by the National Quotation Bureau, Inc., or any successor organization. For purposes of determining Current Market Price, the term "Trading Day" shall mean a day on which an amount greater than zero can be calculated with respect to the Common

Stock under any one or more of the foregoing  categories  (i),  (ii),  (iii) and
(iv), and the "end" thereof, for the purposes of categories (iii) and (iv), shall mean the exact time at which trading shall end on the New York Stock Exchange. If the Current Market Price cannot be determined under any of the foregoing methods, Current Market Price shall mean the fair value per share of Common Stock on such date determined by the Board of Directors in good faith, irrespective of any accounting treatment.

         6. Payment of Expenses. If this Agreement becomes effective and the transactions contemplated by this Agreement are consummated or this Agreement terminates or is terminated, the Company will pay all reasonable expenses incident to the performance of the obligations of the Company under this Agreement, including (but not limited to) all expenses and taxes incident to the sale and delivery of the Common Stock, all expenses incident to the printing of copies of the Memorandum, any supplemental sales material supplied or approved in writing by the Company, any amendments or supplements thereto, any "Blue Sky" memorandum, and this Agreement and furnishing the same to you, all filing and printing fees and expenses (including legal fees and disbursements of your counsel) incurred in connection with qualification of the Common Stock for sale under the laws of such jurisdictions as you may designate, the fees and disbursements of counsel and accountants for the Company, and all your out-of-pocket expenses (including fees and disbursements of your counsel incurred in connection with this Agreement and the Offering) incurred in connection with this Agreement, preparing to market, and marketing the Common Stock, up to a maximum of $75,000 (the non-accountable expense allowance provided in Section 4(f) shall not count against such expense limitation).

         7. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless you, each Additional Agent and each person, if any, who controls you or such Additional Agent within the meaning of the 1933 Act, against any losses, claims, damages, liabilities, or expenses (including, unless the Company elects to assume the defense as hereinafter provided, the reasonable cost of investigating and defending against any claims therefor and counsel fees incurred in connection therewith), joint or several, which (i) are based on the ground or alleged ground that the Memorandum (as from time to time amended or supplemented) or any written supplemental sales material supplied or approved in writing by the Company provided that such supplemental sales material is accompanied with or preceded by the Memorandum, includes or allegedly includes an untrue statement of material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, unless such statement or omission (i) was made in reliance upon, and in conformity with, information furnished to the Company by you or any Additional Agent specifically for use in the preparation thereof, (ii) arise out of the acts or omissions of broker-dealers retained by the Company in connection with the Offering other than you or Additional Agents retained by you, or (iii) arise out of the Company's breach of a representation or warranty or covenant or agreement contained in this Agreement; provided that in no case is the Company to be liable with respect to any claims made against you, such Additional Agent or any such controlling person unless you, such Additional Agent or such controlling person shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon you, such Additional Agent, or such controlling person, but failure to notify the Company of any such claim shall not relieve it from any liability that it may have to you, such Additional Agent, or such controlling person otherwise than on account of the indemnity agreement contained in this paragraph. The Company will be entitled to participate at its own expense in the defense, or if it so elects, to assume the defense of any suit brought to enforce any such liability, but, if the Company elects to assume the defense, such defense shall be conducted by counsel chosen by it. In the event the Company elects to assume the defense of any such suit and retain such counsel, you, such Additional Agent, or such controlling person or persons, defendant or defendants in the suit, may retain additional counsel but shall bear the fees and expenses of such counsel unless (i) the Company shall have specifically authorized the retaining of such counsel or (ii) the parties to such suit include you, such Additional Agent, or such controlling person or persons, and the Company and you, such Additional Agent, or such controlling person or persons have been advised by counsel that one or more material legal defenses may be available to you or them that may not be available to the Company in which case the Company shall not be entitled to assume the defense of such suit notwithstanding its obligation to bear the reasonable fees and expenses of such counsel. In no event shall the Company be liable for the fees and expenses of more than one counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. The Company shall not be liable to indemnify any person for any settlement of any such claim effected without its consent which shall not be unreasonably withheld. This indemnity agreement will be in addition to any liability which the Company might otherwise have.

         (b) You and each Additional Agent agree to indemnify and hold harmless the Company, each of the Company's officers, directors, and each other person, if any, who controls the Company within the meaning of the 1933 Act, against any losses, claims, damages, liabilities, or expenses (including, unless you or such Additional Agent elects to assume the defense, the reasonable cost of investigating and defending against any claims therefor and counsel fees incurred in connection therewith), joint or several, which (1) may be based on the ground or alleged ground that the Memorandum (as from time to time amended and supplemented) or any supplemental sales material used by you or such Additional Agent, includes or allegedly includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which it was made, not misleading, but only insofar as such statement or omission (i) was made in reliance upon, and in conformity with, written information furnished to the Company by you or an Additional Agent specifically for use in the preparation thereof or (ii) relates to any such supplemental sales material not supplied by the Company or approved by it in writing, (2) arise out of any acts or omissions by you that cause the Offering to involve a public offering under Section 4(2) of the 1933 Act or your failure to be properly licensed to sell the Shares, or
(3) arise out of your breach of a representation or warranty or covenant or agreement contained in this Agreement; provided, however, that in no case are you or any Additional Agent to be liable with respect to any claims made against the Company or any such person against whom the action is brought unless the Company or such person shall have notified you or such Additional Agent, as the case may be, in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Company or such person, but failure to notify you or such Additional Agent of such claim shall not relieve you or such Additional Agent from any liability that you or such Additional Agent may have to the Company or such person otherwise than on account of the indemnity agreement contained in this paragraph. You or such Additional Agent shall be entitled to participate at your or its expense in the defense, or if you or such Additional Agent so elects, to assume the defense of any suit brought to enforce any such liability, but, if you or such Additional Agent elects to assume the defense, such defense shall be conducted by counsel chosen by you or such Additional Agent, as the case may be. In the event that you or such Additional Agent elects to assume the defense of any such suit and retain such counsel, the Company, said officers and directors and any person or persons, defendant or defendants in the suit, may retain additional counsel but shall bear the fees and expenses of such counsel unless (i) you shall have specifically authorized the retaining of such counsel or (ii) the parties to such suit include you, such Additional Agent or such controlling person or persons, and the Company and you, such Additional Agent, or such controlling person or persons have been advised by counsel that one or more material legal defenses may be available to the Company that may not be available to you or them in which case you shall not be entitled to assume the defense of such suit notwithstanding your obligation to bear the reasonable fees and expenses of such counsel. You or such Additional Agent shall not be liable to indemnify any person for any settlement of any such claim effected without your or its consent which consent shall not be unreasonably withheld. This indemnity agreement will be in addition to any liability which you or any Additional Agent might otherwise have.

         (c) If the indemnification provided for in this Section 7 is unavailable, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect not only the relative benefits received by the Company on one hand and you and the Additional Agents, if any, on the other from the Offering, but also the relative fault of the Company on the one hand and you and the Additional Agents, if any, on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities, or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and you and the Additional Agents, if any, on the other, shall be deemed to be in the same proportion as the total maximum net proceeds from the Offering (before deducting expenses) received by the Company, bear to the total selling commissions and the value of the Warrant received by you and the Additional Agents, if any. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, you or an Additional Agent, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and whether a party breached a representation or warranty or covenant or agreement contained in this Agreement. The Company and you agree that it would not be just and equitable if contribution were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such claim. Notwithstanding the provisions of this paragraph
(c), you shall not be required to contribute any amount in excess $350,000 less the amount of any damages which you have otherwise been required to pay by reason of an untrue or alleged untrue statement or omission or alleged omission by the Company. Notwithstanding the provisions of this paragraph (c), the Company shall not be required to contribute any amount in excess of $5,000,000 less the amount of any damages which the Company has otherwise been required to pay by reason of an untrue or alleged untrue statement or omission or alleged omission by you. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         8. Survival of Indemnities, Representations, Warranties, etc. The respective indemnities, covenants, agreements, representations, warranties, and other statements of you and the Company as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of you, the Company or any of the officers or directors of the Company or any controlling person, and shall survive delivery of and payment for the Common Stock.

         9. Conditions of Your Obligations. Your obligations hereunder are subject to the accuracy in all material respects at and (except as otherwise stated herein) as of the date hereof and at and as of the Closing Date, of the representations and warranties made herein by the Company, to the compliance in all material respects at and as of the Closing Date by the Company with its covenants and agreements herein contained and other provisions hereof to be satisfied at or prior to the Closing Date and to the following additional conditions:

         (a) You shall not have stated in writing prior to the Closing Date to the Company that the Memorandum, or any amendment or supplement thereto contains an untrue statement of fact which, in your opinion, is material, or omits to state a fact which, in your opinion, is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (b) You shall have received from Squire, Sanders & Dempsey L.L.P., counsel for the Company, an opinion, dated the Closing Date, substantially to the effect set forth in Exhibit II hereto.

         (c) You shall have received from Snell & Smith, P.C., your counsel, an opinion or opinions dated the Closing Date with respect to such matters as you may reasonably request, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

         (d) You shall have received a certificate, dated the Closing Date, of the Chief Executive Officer or the President and the chief financial or accounting officer of the Company to the effect that:

                  (i) No injunction preventing or suspending the use of the Memorandum has been issued, and, to the best of the knowledge of the signers, no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act or any State securities laws;

                  (ii) The representations and warranties of the Company in this Agreement are true and correct in all material respects at and as of the Closing Date, and the Company has complied in all material respects with all the agreements and satisfied in all material respects all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                  (iii) No litigation has been instituted or threatened against the Company of a character required to be disclosed in the Memorandum that is not so disclosed; and

                  (iv) Between the date of this Agreement and the Closing Date, there has not been any material adverse change, or to the knowledge of the Company, any development involving a prospective material adverse change (so far as the Company may now foresee), in the condition (financial or otherwise), business, prospects, or results of operations of the Company.

         (e) The Company shall have furnished to you such additional certificates as you may have reasonably requested as to the accuracy, at and as of the Closing Date, of the representations and warranties made herein by it, as to compliance at and as of the Closing Date by it with its covenants and agreements herein contained and other provisions hereof to be satisfied at or prior to the Closing Date and as to other conditions to your obligations hereunder.

         (f) There shall not have been any material adverse change in any legal proceedings or regulatory actions pending or the commencement of similar actions which, if determined adversely to the Company, would have a material adverse effect on the condition (financial or otherwise), business, property, or results of operations of the Company.

         (g) You shall have received a Lock-Up Letter from each executive officer and director of the Company.

         If any of the conditions provided for in this Section 8 shall not have been satisfied when and as required by this Agreement, this Agreement may be terminated by you by notifying the Company of such termination in writing at or prior to the Closing Date, but you shall be entitled to waive any of such conditions.

         10. Effective Date. This Agreement shall become effective at 11:00 A.M., Houston Time, on the date hereof.

         11. Termination. In the event of any termination of this Agreement under this or any other provision of this Agreement, there shall be no liability of any party to this Agreement to any other party, other than as provided in Sections 6, 7, and 8.

         This Agreement may be terminated after it becomes effective by (A) the Company for any reason by notice to you and (B) you by notice to the Company (i) if at or prior to the Closing Date trading in securities on the New York, American Stock Exchange, or Nasdaq Stock Market shall have been suspended or minimum or maximum prices shall have been established on either such exchange or stock market, or a banking moratorium shall have been declared by Texas or United States authorities (unless such suspension is made pending completion of the sale of the Shares, at which time, such suspension will be lifted); (ii) if at or prior to the Closing Date there shall have been an outbreak of hostilities between the United States and any foreign power, or of any other insurrection or armed conflict involving the United States which, in your reasonable judgment, makes it impracticable or inadvisable to offer or sell the Common Stock; (iii) if there shall have been any development or prospective development involving particularly the business or properties or securities of the Company or the transactions contemplated by this Agreement, which, in your reasonable judgment, makes it impracticable or inadvisable to offer or deliver the Common Stock on the terms contemplated by the Memorandum, or (iv) if there shall be any litigation or regulatory action, pending or threatened against or involving the Company, which, in your reasonable judgment, makes it impracticable or inadvisable to offer or deliver the Common Stock on the terms contemplated by the Memorandum.

         If, and only if, the Company terminates this Agreement after it becomes effective for any reason or the Offering fails to close because of the Company's breach of any representations or warranties contained in this Agreement or the Company's failure to fulfill its covenants and agreements contained in this Agreement, the Company shall pay you a fee of $100,000, plus actual expenses incurred as provided in Section 6 hereof, less the amounts previously paid to you by the Company pursuant to Section 6, which shall be in addition to all amounts previously paid to you and any amounts payable to you pursuant to
Section 7 or 8 hereof.

         12. Notices. All communications hereunder shall be in writing and, if sent to you or any Additional Agent shall be mailed, delivered or telegraphed and confirmed to you, at 3100 Chase Tower, Houston, Texas 77002, or if sent to the Company shall be mailed, delivered or telegraphed and confirmed to the Company, to 14555 North Scottsdale Road, Suite 320, Scottsdale, Arizona 85254.

         13. Successors. This Agreement shall inure to the benefit of and be binding upon you, any Additional Agents, the Company and their respective successors and legal representatives. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; except that the representations, warranties, covenants, agreements and indemnities of the Company contained in this Agreement shall also be for the benefit of the person or persons, if any, who control you or any Additional Agent within the meaning of Section 15 of the 1933 Act, and your and any Additional Agent's indemnities shall also be for the benefit of each officer and director of the Company and the person or persons, if any, who control the Company within the meaning of Section 15 of the 1933 Act.

         14. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         If the foregoing correctly sets forth our understanding please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement between us.

                                         Very truly yours,

                                         CAPITAL TITLE GROUP, INC.


                                         By: /s/ Donald R. Head
                                             -----------------------------------
                                             Name: Donald R. Head
                                             Title: President



Accepted and delivered in Houston,
  Texas as of the date first
  above written

SANDERS MORRIS MUNDY INC.


By: /s/ Charles L. Davis
    ------------------------------
    Charles L. Davis, Vice President

                                    EXHIBIT I

                        OPINION OF COUNSEL TO THE COMPANY


         (i) The Company has been duly organized and is validly existing and in good standing as a corporation under the laws of the State of Delaware and is qualified to do business as a foreign corporation in the State of Arizona, with corporate power and authority to own or lease its properties and to conduct its business as described in the Memorandum.

         (ii) All action required to be taken by the Company as a condition to the due and proper authorization, issuance, sale, and delivery of the Common Stock of the Company to subscribers therefor in accordance with the terms of the Placement Agent Agreement and the Memorandum has been taken; and, assuming the due and valid execution and delivery by subscribers of Subscription Agreements, and the payment of the consideration for the Common Stock of the Company specified in the Memorandum, the Common Stock of the Company issued to subscribers will be duly and validly issued, fully paid, and non-assessable.

         (iii) The authorized and, to our knowledge, issued and outstanding shares of capital stock of the Company as of April 13, 1998, are as follows:

                                Par           Shares          Shares
             Title             Value        Authorized     Outstanding
             -----             -----        ----------     -----------
         Common Stock          $0.001       50,000,000     12,168,029

The outstanding shares of Common Stock of the Company are duly authorized, validly issued, fully paid, and nonassessable, with no personal liability attaching to the ownership thereof, except for personal liability that may attach to shareholders pursuant to Section 164 of the Delaware General Corporation Law (the "DGCL"). Except as described in the Memorandum and the Placement Agent Agreement, to our knowledge, the Company has not granted or issued, or agreed to grant or issue, any options, warrants, or similar rights to acquire any of the authorized but unissued shares of its capital stock. Except as set forth above and in the Memorandum and the Placement Agent Agreement, to our knowledge, there are no outstanding agreements or understandings to which the Company is a party with respect to the sale of any shares of the capital stock of the Company.

         (iv) To our knowledge, the capital stock of the Company conforms in all material respects to the description thereof contained in the Memorandum.

         (v) The execution, delivery and performance of the Placement Agent Agreement, the incurrence of the obligations therein set forth and the consummation of the transactions contemplated therein and in the Memorandum (assuming approval of the Offering by the

Company's shareholders) will not conflict with or result in a breach of, or default under, the cer tificate of incorporation or bylaws of the Company, or to our knowledge result in a breach of, or default under any material loan agreement, mortgage, deed of trust, indenture or other agreement or instrument relating to borrowed money known to us to which the Company is a party or by which it is bound, except to the extent that the same have been waived or cured, or any material law, statute, rule or administrative regulation applicable to the Company or its properties.

         (vi) There are no pre-emptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of Common Stock pursuant to the Company's certificate of incorporation, by-laws or, to such counsels's knowledge, any agreement or other instrument to which the Company is a party, except as set forth in the Memorandum.

         (vii)  The  Placement   Agent  Agreement  has  been  duly  and  validly
authorized, executed and delivered by or on behalf of the Company and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, rearrangement, liquidation, conservatorship, receivership, or similar laws relating to or affecting creditors' rights generally and except as enforceability of the indemnity and contribution provisions contained in Section 7 of the Placement Agent Agreement may be limited by applicable law or principles of public policy.

         (viii) If the Placement Agent and the Company offer the Common Stock only to "accredited investors" (as such term is defined in the Rules and Regulations) and up to 35 investors who are not accredited investors, and do not generally solicit purchasers of the Common Stock, the offering and sale of the Common Stock in accordance with the Purchase Agreement will be exempt from the registration provisions of the 1933 Act under Section 4(2) thereof and Regulation D promulgated thereunder.

         (ix) To such counsel's knowledge, no consent, approval, authorization or order of any court or governmental authority or agency is required for the consummation by the Company of the transactions contemplated by the Placement Agent Agreement, except such as may be required by the National Association of Securities Dealers, Inc., the 1933 Act, the Rules and Regulations, or state securities or Blue Sky laws.

         (x) To such counsel's knowledge, except as set forth in the Memorandum, there are no legal or governmental proceedings pending to which the Company is a party or to which any of its properties are subject, which, if determined adversely to the Company would individually or in the aggregate result in a material adverse change in the condition (financial or otherwise), business, properties, or results of operation of the Company, and, to such counsel's knowledge, no such proceedings have been threatened by governmental authorities or others.

         In addition, such counsel shall state that such counsel has participated in telephone conferences with officers and other representatives of the Company, and representatives of the Placement Agent at which the contents of the Memorandum were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Memorandum, on the basis of the foregoing nothing has come to the attention of such counsel that causes them to believe that the Memorandum (as amended and supplemented) as of its date and at the Closing Date contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial and statistical data included in or omitted from the Memorandum or any supplement or amendment thereto).